Exhibit 10.3
((Letterhead))

       BRILLIANT
       SPIRIT                             ((LOGO))
       LTD

      56 St. Margarets Ave.
      Dublin 5, Ireland                  Internet:  www.brilliant-spirit.com
         Registered Number 235507        E mail:  brilliant@brilliant-spirit.com



With reference to the "Marketing Agreement" executed and signed between BRILLIANT SPIRIT LTD., and WHITE DIAMOND SPIRITS, INC. the following Amendments are hereby made effective.

Given the complexity of entering the U.S.A. spirits importing market we are aware of, and understand, the additional time factors involved in the completion of Federal and State by State compliance. Therefore Brilliant Spirit Ltd. remain totally supportive of the efforts of White Diamond Spirits, Inc. to establish a gradual entry into the market marketplace in accordance with regulatory guidelines.

Brilliant Spirit Ltd. will not consider any "Default" to the said Agreement based on the aforementioned Amendments. All other Terms and Conditions remain in good standing.


BRILLIANT SPIRIT LTD.

((Company Stamp))


/s/ Igor Trakhtenberg
Igor Trakhtenberg
Managing Director


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